Exhibit 99.2
Earnings Call 3Q 2022 October 25, 2022 Exhibit 99.2

DISCLAIMER

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in the number and pace of higher interest rates, deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of rising interest rates, and their impact on the Bank's earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank's loan and securities portfolios, and the market value of SouthState's equity; (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital's operations into SouthState's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital's businesses into SouthState's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contracting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to further interventions to mitigate the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank's results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including deposit and loan pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor's failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank's ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (25) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank's consumer overdraft programs; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState's performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState's stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2

SouthState Corporation Overview of Franchise (1)


RICHMOND
RALEIGH
CHARLOTTE
GREENVILLE
WILMINGTON
HUNTSVILLE
COLUMBIA
BIRMINGHAM
ATLANTA
AUGUSTA
MYRTLE BEACH
MONTGOMERY
COLUMBUS
CHARLESTON
HILTON HEAD
SAVANNAH
(252)
MOBILE
PENSACOLA
JACKSONVILLE
ST. AUGUSTINE
GAINESVILLE
OCALA
DAYTONA BEACH
ORLANDO
MERRITT ISLAND
CLEARWATER
TAMPA
WINTER HAVEN
PORT ST. LUCIE
SARASOTA
WEST PALM BEACH
FORT MYERS
FORT LAUDERDALE
MIAMI
KEY LARGO

$45 Billion in assets

$29 Billion in loans

$38 Billion in deposits

$6.5 Billion market cap

BEST-IN-STATE BANKS Forbes 2022 POWERED BY STATISTA

#1 in Florida
#3 in South Carolina

Best Places to Work in South Carolina 2022 WINNER

"Best Places to Work" designation in South Carolina

Top 50 Public Banks 2021 S&P Global Market Intelligence

Ranked **#30** by S&P Global

16 Greenwich Excellence and Best Brand awards from Coalition Greenwich

Forbes 2022 AMERICA'S BEST BANKS

Top 30 Forbes 100 Best Banks in America 2022

(1) Financial metrics as of September 30, 2022; market cap as of October 21, 2022

3

The SouthState Way
CULTURAL CORNERSTONES

SouthState

The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

The WHAT
Guiding Principles


Growth
Profitability
Soundness
Integrity
Accountability
Leadership

The HOW
Core Values

Local Market Leadership
Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.

Long-Term Horizon
We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.

Remarkable Experiences
We will make our customers' lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.

Meaningful and Lasting Relationships
We communicate with candor and transparency. The relationship is more valuable than the transaction.

Greater Purpose
We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.

4

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA

Actual Population Growth 2010-2022


16.9%
12.6%
12.2%
11.1%
8.9%
8.3%
5.8%
Population increase
(in millions)
FL 3.2
SC 0.6
GA 1.2
NC 1.1
VA 0.7
U.S. 25.5
AL 0.3

Projected Population Growth 2022-2027


4.6%
4.4%
4.2%
3.5%
3.2%
3.1%
2.8%
Population increase
(in millions)
FL 1.0
GA 0.5
AL 0.2
VA 0.3
U.S. 10.7
SC 0.2
NC 0.3


$0.6B
$0.5B
$2.5B
$2.1B
$6.5B
$11.2B
$1.6B
$1.8B
$5.9B
$6.7B
Loans
Deposits
$9.8B
$12.2B

GDP
($ in trillions)


US $23.0
China $17.7
Japan $4.9
Germany $4.2
SSB Footprint $4.1
UK $3.2
India $3.2
The combined GDP of SouthState's 6 state branch footprint would represent the world's fifth largest economy.

GDP by State
($ in billions)


FL $1,371
GA $748
NC $723
VA $643
SC $293
AL $275

Loans and deposits as of 9/30/22; excludes $1.9B of loans and $3.1B of deposits from internal accounts and national lines of business
Country GDP as of 2021; State GDP as of 2Q22
Sources: S&P Global, World Bank, US Bureau of Economic Analysis

5

PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH6U.S. Net Domestic Migration During Covid, July 2020 to July 2021 Source: U.S. Census Bureau6

INVESTMENT THESIS7 •High growth markets•Low-cost core deposit base•Diversified revenue streams •Strong credit quality and disciplined underwriting •Energetic and experienced management team with entrepreneurial ownership culture •True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data(1)For end note descriptions, see Earnings Presentation End Notes starting on slide 409 2Q223Q22GAAPNet Income$ 119.2 $ 133.0 EPS (Diluted)$ 1.57 $ 1.75 Return on AverageAssets 1.04% 1.16 %Non-GAAP(1)Return on AverageTangible Common Equity 16.59% 17.99 %Non-GAAP,Adjusted(1)Net Income$ 123.4 $ 143.7 EPS (Diluted)$ 1.62 $ 1.89 Return on AverageAssets 1.08% 1.26 %Return on AverageTangible Common Equity 17.15% 19.36%

QUARTERLY HIGHLIGHTS | 3Q 2022 (1),(2) & (4) For end note descriptions, see Earnings Presentation End Notes starting on slide 40(3)ExcludingACBIacquisitiondatebalances10•Reported Earnings per Share (“EPS”) of $1.75; Adjusted Diluted EPS (non-GAAP) of $1.89•Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2)of $208.6 million, or 1.83% PPNR ROAA(2)•PPNR per diluted share (non-GAAP)(2)of $2.74, up 18% from the prior quarter’s $2.32 and up 47% from $1.87 in the year ago quarter•Loans increased $901 million, or 13% annualized from prior quarter; increased 14%(3)over the last year•Average deposits declined $384 million, or 4% annualized; average noninterest-bearing deposits remained flat from the prior quarter; total deposit cost was 0.11%, up 5 basis points from prior quarter•Core net interest income(non-GAAP)(4) increased $47 million from prior quarter•8.1% revenue growth with 0.4% expense growth generated 7.7% operating leverage in the quarter •Adjusted efficiency ratio (non-GAAP)(1)improved to 50% from the prior quarter’s 54%•Net recoveries of $1.3 million, or (0.02)% annualized; provision for credit losses of $23.9 million

PPNR PER DILUTED SHARE(1) $1.87 $1.89 $1.79 $2.32 $2.74 $1.50 $2.00 $2.50 $3.003Q214Q211Q222Q223Q22 (1)For end note descriptions, Earnings Presentation End Notes starting on slide 4011

NET INTEREST MARGIN(1) $238.4 $244.7 $253.8 $301.5 $348.7 $21.6 $13.4 $7.7 $12.8 $9.5 $260.0 $258.1 $261.5 $314.3 $358.2 2.86% 2.78% 2.77% 3.12% 3.55%2.4%2.8%3.1% 3.5%3.8% $100 $150 $200 $250 $300 $3503Q214Q211Q222Q223Q22$ in millions Net Interest Income excld. Accretion AccretionNet Interest Income Net Interest Margin 43 bps quarterly improvement in Net Interest Margin Dollarsinmillions(1)For end note descriptions, see Earnings Presentation End Notes starting on slide 40(2)Accretion includes PPP loans deferred fees and loan discount accretion(3)Tax equivalent12 (2)(2)(3)

LOAN PRODUCTION VS LOAN GROWTH


Loan Production(3)
Loan Portfolio Growth(3)
$ in millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
$1,256(2)
$1,791
$1,933
$2,079
$1,699
$1,470
$1,535
$1,879
$1,834
$2,355
$2,636
$3,129
$2,582(1)
$3,863(1)
$3,372(1)
$180
$82
$267
$153
$180
$(372)
$(277)
$(155)
$(185)
$169
$573
$396
$381(1)
$1,451
$933
1Q19(4)
2Q19(4)
3Q19(4)
4Q19(4)
1Q20(4)
2Q20(4)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Dollars in millions

(1) 1Q22 & 2Q22 loan production excludes production by legacy ACBI; 1Q22 loan portfolio growth excludes acquisition date loan balances acquired from ACBI

(2) 1Q19 loan production excludes production from National Bank of Commerce ("NBC"); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019

(3) Excludes loans held for sale and PPP; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale and PPP

(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 40

13

QTD Production ($mm)$1,332$1,443$1,062 Refinance30%11%8% Purchase70%89%92% 78%22%3Q22MORTGAGE BANKING DIVISION (1)Includes pipeline, LHFS and MBS forwards14 Highlights Quarterly Mortgage Production Gain on Sale Margin•Mortgage banking income of $2.3 million in 3Q 2022 compared to $5.5 million in 2Q 2022•Secondary pipeline of $76 million at 3Q 2022, as compared to $126million at 2Q 2022 3.13%2.83%2.87%2.13%2.16%3Q214Q211Q222Q223Q22 Mortgage Banking Income ($mm) 46%54%3Q21 Portfolio Secondary 73%27%2Q22 3Q212Q223Q22 Secondary Market Gain on Sale, net $ 12,484 $ 6,419 $ 3,501 Fair Value Change(1) 1,640 (1,957) (1,968) Total Secondary Market Mortgage Income $ 14,124 $ 4,462 $ 1,533 MSR Servicing Fee Income $ 3,781 $ 4,076 $ 4,170 Fair Value Change / Decay (2,344) (3,058) (3,441) Total MSR-Related Income $ 1,437 $ 1,018 $ 729 Total Mortgage Banking Income $ 15,561 $ 5,480 $ 2,262

RESIDENTIAL MORTGAGE PORTFOLIO
GAIN ON SALE ("GOS") MARGIN AND INTEREST RATES



Consumer R/E Loan Growth ($)
30-yr Fixed Mortgage Rate
GOS Margin
$ in millions
$700
$500
$300
$100
$(100)
$(300)
6.5%
3.5%
0.5%
3.63%
3.46%
3.25%
3.04%
3.08%
3.00%
3.04%
3.25%
4.25%
5.54%
6.21%
3.07%
4.49%
4.11%
4.56%
4.33%
2.85%
3.13%
2.83%
2.87%
2.13%
2.16%
$(12)
$(86)
$(167)
$(221)
$(139)
$(87)
$(15)
$73
$119
$517
$472
1Q20(1)(2)
2Q20(2)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Cumulative Consumer R/E Loan Growth ($)	$(12)	$(98)	$(264)	$(486)	$(625)	$(712)	$(727)	$(653)	$(535)	$(18)	$454

Dollars in millions

(1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 40

15

•Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country CORRESPONDENT BANKING DIVISION16 $25.2 $30.2 $28.0 $27.6 $20.6 $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0 $- $5 $10 $15 $20 $25 $30 $353Q214Q211Q222Q223Q22$ in millionsCorrespondent Revenue Breakout ARC Revenues FI Revenues Operational RevenuesTotal Revenue 1,182 Financial Institution Clients

Interest Rate Sensitivity

PREMIUM CORE† DEPOSIT FRANCHISE



Deposits by Type
Time Deposits $2.6B
Noninterest-bearing Checking $13.7B
Money Market $9.1B
Total Deposits $37.7 Billion
Savings $3.6B
Interest-bearing Checking $8.7B
Checking Accounts Composition
35% Commercial
35% Small Business
30% Retail

Checking Type	Avg. Checking Balance
Commercial	$249,700
Small Business	$54,600
Retail	$11,800



Deposit Mix vs. Peers
Checking Accounts
MM & Savings
Time Deposits
100%
80%
60%
40%
20%
0%
7%
34%
59%
7%
49%
44%
SSB
Peer Average (1)

- Total cost of deposits for 3Q22: 11 bps

Data as of September 30, 2022

Dollars in billions except for average checking balances

† Core deposits defined as non-time deposits

(1) Source: S&P Global Market Intelligence; 3Q22 MRQs available as of October 21, 2022; Peers as disclosed in the most recent SSB proxy statement

18

INTEREST RATE RISK PROFILE

Percentage Change in Net Interest Income Instantaneous Shock/Static Balance Sheet(1)



6%
5%
4%
3%
2%
1%
0%
0.7%
1.3%
2.5%
4.9%
Up 25 bps
Up 50 bps
Up 100 bps
Up 200 bps

Loan Repricing Frequency (excluding PPP)



Fixed
Variable
Adjustable
60%
50%
40%
30%
20%
10%
0%
50%
30%
20%
50%
41%
9%
Variable Equals 1 Month or Less
Variable Equals 12 Months or Less

(1) Denotes percentage change in net interest income from the base case scenario that reflects the consensus forecast published mid-October 2022. The consensus forecast projects yield curve inversion. Instantaneous interest rate shocks are applied to the consensus forecast. Deposit betas have been accelerated to reflect sensitivities from September 30, 2022. During Q3 2022, quarterly total deposit costs increased five basis points.

19

REMAIN WELL-POSITIONED DURING CURRENT CYCLE – PREVIOUS AND CURRENT RISING INTEREST RATE CYCLE



24% deposit beta in previous cycle
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.16%
0.37%
0.37%
0.40%
0.45%
0.70%
0.95%
1.16%
1.20%
1.45%
1.74%
1.92%
2.22%
2.40%
2.40%
0.12%
0.12%
0.11%
0.11%
0.12%
0.13%
0.15%
0.17%
0.19%
0.25%
0.34%
0.44%
0.52%
0.56%
0.64%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3% deposit beta in current cycle
0.11%
0.75%
2.17%
0.05%
0.06%
0.11%
1Q22
2Q22
3Q22
Average Fed Funds Rate
Cost of Deposits

Historic deposit beta excludes legacy ACBI

20

Balance Sheet

LOAN AND DEPOSIT TRENDS



Loans(1)
Total Loans
PPP
$ in billions
$32
$24
$16
$8
$-
$23.8B
$23.9B
$26.6B
$27.9B
$28.8B
$0.5
$0.2
$0.1
$23.3
$23.7
$26.4
$27.9
$28.8
3Q21
4Q21
1Q22
2Q22
3Q22



Deposits
Noninterest-bearing Checking
Interest-bearing Checking
MMA & Savings
Time Deposits
$ in billions
$42
$36
$30
$24
$18
$12
$6
$-
$33.6B
$35.1B
$38.8B
$38.9B
$37.7B
$3.0
$2.8
$2.8
$2.7
$2.6
$11.3
$11.8
$12.6
$12.9
$12.7
$7.9
$9.0
$9.3
$9.0
$8.7
$11.4
$11.5
$14.1
$14.3
$13.7
3Q21
4Q21
1Q22
2Q22
3Q22

Dollars in billions

Amounts may not total due to rounding

(1) Excludes loans held for sale

22

TOTAL LOAN PORTFOLIO


Loans by Type
Cons / Other 4%
CDL (1) 9%
Investor CRE (2) 30%
Consumer RE 21%
Total Loans $28.8 Billion
Owner-Occupied CRE 19%
C&I 17%

Loan Type	No. of Loans	Balance	Avg. Loan Balance
Constr., Dev. & Land	5,629	$ 2.5B	$ 453,000
Investor CRE	8,949	8.6B	965,600
Owner-Occupied CRE	8,194	5.4B	662,300
C & I	18,668	5.0B	265,200
Consumer RE	40,326	6.0B	148,300
Cons / Other(3)	46,767	1.1B	22,500
Total(3)	**128,533**	**$ 28.6B**	**$ 222,500**

Loan Relationships	
Top 10	Represents ~ 1% of total loans
Top 20	Represents ~ 3% of total loans

Data as of September 30, 2022

Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans

(1) CDL includes residential construction, commercial construction, and all land development loans

(2) Investor CRE includes nonowner-occupied CRE and other income producing property

(3) Excludes SELF loans acquired from ACBI

23

ASSET QUALITY METRICS

Net (Recoveries) Charge-Offs to Loans



0.25%
0.15%
0.05%
(0.05)%
0.00%
0.02%
0.04%
0.03%
(0.02)%
3Q21
4Q21
1Q22
2Q22
3Q22

Nonperforming Assets to Loans & OREO



1.0%
0.8%
0.5%
0.3%
0.0%
0.40%
0.35%
0.44%
0.33%
0.35%
3Q21
4Q21
1Q22
2Q22
3Q22

Criticized & Classified Asset Trends



Combined
Special Mention / Assets
Substandard / Assets
4%
3%
2%
1%
0%
2.65%
2.11%
2.03%
1.76%
1.78%
1.48%
1.02%
0.97%
0.80%
0.71%
1.17%
1.09%
1.06%
0.96%
1.07%
3Q21
4Q21
1Q22
2Q22
3Q22

Dollars in millions

(1) Excludes loans held for sale and PPP loans

24

CAPITAL RATIOS 2Q223Q22(2) Tangible Common Equity (1) 6.8% 6.7 % Tier 1 Leverage 8.0% 8.3 % Tier 1 Common Equity 11.1% 11.0 % Tier 1 Risk- Based Capital 11.1% 11.0 % Total Risk- Based Capital 13.0% 12.9 % Bank CRE Concentration Ratio 248% 248 % Bank CDL Concentration Ratio 61% 60% (1)Forendnotedescriptions,seeEarningsPresentationEndNotesstartingonslide40(2)Preliminary25

Appendix

BRANCH OPTIMIZATION 85 BranchesAverage Size $40M 422 Branches Acquired Plus12 DeNovo Branches 267 Branches Consolidated or Sold 252 BranchesAverage Size $149M ~ 273% growth in deposits per branch 854342672522009 …..……………..………..……....…………………………….. 3Q 202227 283 Branches 2Q22 31 Branches Consolidated 252 Branches 3Q223rdQuarter 2022 Activity

TECHNOLOGY | DIGITAL

2020-2022 Foundation

- ✓ System Conversion Complete
- ✓ Tech Stack with Best-in-Class Systems
- ✓ Talent retained and in place for next phase

Consumer Mobile/Online

Azure API

Future

- Strategic Talent Adds
- Efficiency, Capacity, Automation
- Data Analytics
- Money Movement
- Digital First

Digital Only Sales	3Q2022	Target: Best in Class
Deposit Accounts	23%	~ 50%
Consumer Loans	16%	~ 50%
SBA 7A	19%	
Mortgage Loans	6%	
Digital Deposits*	33%	~ 80%

**Mobile Deposits, ATM & RDC*

28

$39.13 $41.16 $44.62 $37.97$1.88 $3.80 $5.28 $0.45 $2.54 $4.03 $39.13 $43.49 $50.96 $47.28 $(12.00) $8.00 $28.00 $48.00 $68.002019202020213Q22 Tangible Book Value per Share ("TBVPS") Cumulative Dividends since FYE 2019 Cumulative Repurchases per Share since FYE 2019Cumulative Change in AOCI per Share since FYE 2019 $0.64 $(0.34)$(9.50) $(12.00) $8.00 $28.00 $48.00 $68.00TANGIBLE BOOK VALUE PER SHARE(1) PLUS CAPITAL RETURN PER SHARE (1)For end note descriptions, see Earnings Presentation End Notes starting on slide 4029

CURRENT & HISTORICAL 5-QTR PERFORMANCE(1) 75%74%76%78%82%25%26%24%22%18% $347M $350M $348M $403M $435M 3.09%0.0%0.6%1.2% 1.8%2.4% 3.0%3.6% 0% 20% 40% 60% 80% 100% 120%3Q214Q211Q222Q223Q22Revenue Composition Noninterest Income / RevenueTotal Revenue ($MM) Avg. 10-year UST Total Revenue Dollarsinmillions(1)Forendnotedescriptions,seeEarningsPresentationEndNotesstartingonslide40(2)Annualized $87 $92 $86 $88 $77 0.85%0.88%0.81%0.77%0.67%0.5%0.6% 0.7%0.8%0.9% 1.0% $- $20 $40 $60 $80 $100 $120 $1403Q214Q211Q222Q223Q22$ in millionsNoninterest Income Noninterest Income Noninterest Income / Avg. Assets 2.86%2.78%2.77%3.12%3.55%2.0%2.5% 3.0%3.5%4.0% $200 $285 $3703Q214Q211Q222Q223Q22$ in millionsNet Interest Margin (“NIM”) NIM ($) NIM (%) 64%61%63%55%53%59%59%60%54%50% 0% 15% 30% 45% 60% 75% 90%3Q214Q211Q222Q223Q22Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio30(2)

LOSS ABSORPTION CAPACITY | 3Q 2022

	3Q22		% of Total Loans[1]	
Allowance for Credit Losses ("ACL")				
Non-PCD ACL	$	270.9		
PCD ACL		53.5		
Total ACL	**$**	**324.4**	**1.13**	**%**
Reserve for Unfunded Commitments				
Reserve for unfunded commitments		53.0	0.18	%
Total ACL plus Reserve for Unfunded Commitments	**$**	**377.4**	**1.31**	**%**
Unrecognized Discount – Acquired Loans [2]		79.5	0.27	%
Loss Absorption Capacity	**$**	**456.9**	**1.58**	**%**
		Total Loans Held for Investment [1]	**$**	**28,821**

Dollars in millions

(1) Excludes PPP loans and loan held for sale

(2) Includes mark on loans from ACBI and prior SSB acquisitions

Totals shown above may not foot due to rounding

31

HIGH QUALITY INVESTMENT PORTFOLIO

Investment Portfolio† Composition


Agency MBS(1)
Municipal
Treasury & agency
Other
7%
9%
12%
72%
Total Investment Portfolio†
$8.1 Billion

Type	AFS		HTM	
	Balance	Duration (yrs)[3]	Balance	Duration (yrs)
Agency MBS[1]	$3.4B	5.3	$2.4B	5.9
Municipal	$1.0B	9.0	-	-
Treasury & agency	$0.5B	2.4	$0.2B	5.2
Other	$0.5B	3.5	$0.1B	6.1
Total	**$5.4B**	**5.6**	**$2.7B**	**5.8**

Investment Securities Yield[2]


2.2%
1.6%
1.0%
1.51%
1.53%
1.75%
2.03%
2.06%
3Q21
4Q21
1Q22
2Q22
3Q22

Municipal Bond Rating


AAA
AA+
AA
AA-
A+
A
23%
5%
1%
0.2%
30%
41%

- 94% of municipal portfolio is AA or higher rated

- ~$300 million in documented ESG investments and ~$125 million CRA eligible investments[4]

Dollars in billions, unless otherwise noted; data as of September 30, 2022
Amounts may not total due to rounding
† Investment portfolio excludes non-marketable equity
(1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral)
(2) Investment securities yield include non-marketable equity and trading securities
(3) Excludes principal receivable balance as of September 30, 2022
(4) Based on current par value

32

NON-GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS

Return on Average Tangible Equity

	2Q22	3Q22
Net income (GAAP)	$ 119,175	$ 133,043
Plus:		
Amortization of intangibles	8,847	7,837
Effective tax rate, excluding DTA write-off	22 %	22 %
Amortization of intangibles, net of tax	6,931	6,095
Net income plus after-tax amortization of intangibles (non-GAAP)	$ 126,106	$ 139,138
Average shareholders' common equity	$ 5,109,325	$ 5,121,560
Less:		
Average intangible assets	2,060,537	2,052,463
Average tangible common equity	$ 3,048,788	$ 3,069,097
Return on Average Tangible Common Equity (Non-GAAP)	**16.6%**	**18.0%**

PPNR Return on Average Assets

	2Q22	3Q22
PPNR, Adjusted (Non-GAAP)	$ 176,792	$ 208,603
Average assets	45,847,789	45,344,935
PPNR ROAA	**1.55%**	**1.83%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

33

NON-GAAP RECONCILIATIONS –ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollarsinthousands,exceptforpersharedata34 Adjusted Net Income2Q223Q22Net income (GAAP)119,175$ 133,043$ Plus:Securities gains, net of tax- (24) Merger and branch consolidation related expense, net of tax4,223 10,638 Adjusted Net Income (Non-GAAP)123,398$ 143,657$ Adjusted EPS 2Q223Q22Diluted weighted-average common shares76,094 76,182 Adjusted net income (non-GAAP)123,398$ 143,657$ Adjusted EPS, Diluted (Non-GAAP)1.62$ 1.89$

NON-GAAP RECONCILIATIONS –ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY DollarsinthousandsThetangiblemeasuresarenon-GAAPmeasuresandexcludetheeffectofperiodendoraveragebalanceofintangibleassets;thetangiblereturnsonequityandcommonequitymeasuresalsoaddbacktheafter-taxamortizationofintangiblestoGAAPbasisnetincome.35Dollars in thousands, except for per share data Adjusted Return on Average Assets2Q223Q22Adjusted net income (non-GAAP)123,398$ 143,657$ Total average assets45,847,789 45,344,935 Adjusted Return on Average Assets (Non-GAAP)1.08%1.26%Adjusted Return on Average Tangible Common Equity2Q223Q22Adjusted net income (non-GAAP)123,398$ 143,657$ Plus:Amortization of intangibles, net of tax6,931 6,095 Adjusted net income plus after-tax amortization of intangibles (non-GAAP)130,329$ 149,752$ Average tangible common equity3,048,788$ 3,069,097$ Adjusted Return on Average Tangible Common Equity (Non-GAAP)17.15%19.36%

NON-GAAP RECONCILIATIONS –NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollarsinthousands36Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP)3Q214Q211Q222Q223Q22Net interest income (GAAP)259,986$ 258,104$ 261,474$ 314,279$ 358,209$ Tax equivalent adjustments1,477 1,734 1,885 2,249 2,345 Net interest income (tax equivalent) (Non-GAAP)261,463$ 259,838$ 263,359$ 316,528$ 360,554$ Average interest earning assets36,218,437$ 37,031,640$ 38,527,023$ 40,687,395$ 40,241,066$ Net Interest Margin - Tax Equivalent (Non-GAAP)2.86%2.78%2.77%3.12%3.55%Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)3Q214Q211Q222Q223Q22Net interest income (GAAP)259,986$ 258,104$ 261,474$ 314,279$ 358,209$ Less: Total accretion on acquired loans5,243 7,707 6,741 12,770 9,550 Deferred fees on PPP loans16,369 5,655 983 8 - Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)238,374$ 244,742$ 253,750$ 301,501$ 348,659$

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares Oustanding, Diluted (Non-GAAP)

	3Q21	4Q21	1Q22	2Q22	3Q22
Net interest income (GAAP)	$ 259,986	$ 258,104	$ 261,474	$ 314,279	**$ 358,209**
Plus:					
Noninterest income	87,010	91,894	86,090	88,292	**77,178**
Less:					
Gain on sale of securities	64	2	-	-	**30**
Total revenue, adjusted (non-GAAP)	$ 346,932	$ 349,996	$ 347,564	$ 402,571	**$ 435,357**
Less:					
Noninterest expense	232,290	224,037	228,600	231,169	**240,433**
PPNR (Non-GAAP)	$ 114,642	$ 125,959	$ 118,964	$ 171,402	**$ 194,924**
Plus:					
Merger and branch consolidation related expense	17,618	6,645	10,276	5,390	**13,679**
Total adjustments	$ 17,618	$ 6,645	$ 10,276	$ 5,390	**$ 13,679**
PPNR, Adjusted (Non-GAAP)	**$ 132,260**	**$ 132,604**	**$ 129,240**	**$ 176,792**	**$ 208,603**
Weighted average common shares outstanding, diluted	70,576	70,290	72,111	76,094	**76,182**
PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP)	**$ 1.87**	**$ 1.89**	**$ 1.79**	**$ 2.32**	**$ 2.74**

Correspondent & Capital Market Income

	3Q21	4Q21	1Q22	2Q22	3Q22
ARC revenues	$ 9,853	$ 16,686	$ 15,150	$ 14,925	**$ 9,228**
FI revenues	13,139	11,317	10,697	10,151	**9,201**
Operational revenues	2,172	2,213	2,147	2,528	**2,123**
Total Correspondent & Capital Market Income	**$ 25,164**	**$ 30,216**	**$ 27,994**	**$ 27,604**	**$ 20,552**

Dollars and weighted average commons share outstanding in thousands except per share data

37

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

	3Q21	4Q21	1Q22	2Q22	3Q22
Noninterest expense (GAAP)	$ 232,290	$ 224,037	$ 228,600	$ 231,169	**$ 240,433**
Less: Amortization of intangible assets	8,543	8,517	8,494	8,847	**7,837**
Adjusted noninterest expense (non-GAAP)	$ 223,747	$ 215,520	$ 220,106	$ 222,322	**$ 232,596**
Net interest income (GAAP)	$ 259,986	$ 258,104	$ 261,474	$ 314,279	**$ 358,209**
Tax Equivalent ("TE") adjustments	1,477	1,734	1,885	2,249	**2,345**
Net interest income, TE (non-GAAP)	$ 261,463	$ 259,838	$ 263,359	$ 316,528	**$ 360,554**
Noninterest income (GAAP)	$ 87,010	$ 91,894	$ 86,090	$ 88,292	**$ 77,178**
Less: Gain on sale of securities	64	2	-	-	**30**
Adjusted noninterest income (non-GAAP)	$ 86,946	$ 91,892	$ 86,090	$ 88,292	**$ 77,148**
Efficiency Ratio (Non-GAAP)	**64%**	**61%**	**63%**	**55%**	**53%**
Noninterest expense (GAAP)	$ 232,290	$ 224,037	$ 228,600	$ 231,169	**$ 240,433**
Less:					
Merger and branch consolidation related expense	17,618	6,645	10,276	5,390	**13,679**
Amortization of intangible assets	8,543	8,517	8,494	8,847	**7,837**
Total adjustments	$ 26,161	$ 15,162	$ 18,770	$ 14,237	**$ 21,516**
Adjusted noninterest expense (non-GAAP)	$ 206,129	$ 208,875	$ 209,830	$ 216,932	**$ 218,917**
Adjusted Efficiency Ratio (Non-GAAP)	**59%**	**59%**	**60%**	**54%**	**50%**

Dollars in thousands

38

NON-GAAP RECONCILIATIONS –TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollarsinthousands,exceptforpersharedata39 Tangible Book Value per Common Share2019202020213Q22Shareholders' common equity2,373,013$ 4,647,880$ 4,802,940$ 4,921,186$ Less: Intangible assets1,052,716 1,726,534 1,709,152 2,047,915 Tangible shareholders' common equity1,320,297$ 2,921,346$ 3,093,788$ 2,873,271$ Common shares issued and outstanding33,744,385 70,973,477 69,332,297 75,676,445 Tangible Book Value per Common Share (Non-GAAP)39.13$ 41.16$ 44.62$ 37.97$ Tangible Common Equity ("TCE") Ratio2Q223Q22Tangible common equity (non-GAAP)2,985,206$ 2,873,271$ Total assets (GAAP)46,207,422 45,178,609 Less:Intangible assets2,055,219 2,047,915 Tangible asset (non-GAAP)44,152,203$ 43,130,694$ TCE Ratio (Non-GAAP)6.8%6.7%

EARNINGS PRESENTATION END NOTES

Slide 9 End Notes

(1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses and gain on sales of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 10 End Notes

(1) Adjusted figures above exclude the impact of merger and branch consolidation related expense and gain on sale of securities; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger and branch consolidation related expense, gain on sales of securities, and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix.

(2) Adjusted PPNR, PPNR ROAA and PPNR per weighted average diluted share are Non-GAAP financial measures that exclude the impact of merger and branch consolidation related expense and gain on sales of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix.

(4) Excluding loan accretion and net deferred fees on PPP loans

Slide 11 End Notes

(1) Adjusted PPNR per weighted average diluted shares; this is a Non-GAAP financial measure that excludes the impact of merger and branch consolidation related expense and gain on sale of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 12 End Notes

(1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 13 End Notes

(4) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

Slide 15 End Notes

(1) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

(2) As a result of the conversion of legacy CenterState's core system to the Company's core system completed in 2Q 2021, several loans were reclassified to conform with the Company's loan segmentation, most notably residential investment loans which were reclassed from consumer R/E to investor commercial real estate category. Consumer R/E loans as of 1Q20, therefore, were reported based on the pre-reclassification figures. The Company estimated re-classifications for the 2Q20 from 1Q20 and for the 1Q20 from 4Q19 growth percentages for the comparison purposes.

Slide 25 End Notes

(1) The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix.

40

41EARNINGS PRESENTATION END NOTESSlide29EndNotes(1)Thetangiblemeasureisanon-GAAPmeasureandexcludestheeffectofperiodendbalancesofintangibleassets-SeereconciliationofGAAPtoNon-GAAPmeasuresinAppendix.Slide30EndNotes(1)Total revenue and noninterest income are adjusted by gains or losses on sales of securities; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of merger and branch consolidation related expense, gain on sales of securities, and amortization expense on intangible assets, as applicable –See Current & Historical Efficiency Ratio and Net Interest Margin reconciliation in Appendix.